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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                   DATE OF REPORT (DATE OF EARLIEST REPORTED)

Date of Report (Date of earliest reported)           April 22, 2003

                              TELEFLEX INCORPORATED
             (Exact name of registrant as specified in its chapter)


          Delaware                       1-5353                   23-1147939
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation                File Number)           Identification No.)


        630 West Germantown Pike
                Suite 450
          Plymouth Meeting, PA                                        19462
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:   (610) 834-6301

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 7(C).  EXHIBITS

                  99.1 Press Release of Teleflex Incorporated dated April 16, 2003 reporting Teleflex Incorporated's financial results for the first quarter of 2003.

                  99.2 Summary of April 17, 2003 Conference Call with Analysts and Investors.

ITEM 9.  REGULATION FD DISCLOSURE; AND

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  On April 16, 2003, Teleflex Incorporated issued a press release announcing its financial results for the first quarter of 2003.

                  A copy of the press release and the summary of conference call are furnished as Exhibits 99.1 and 99.2 to this report and are incorporated herein by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  TELEFLEX INCORPORATED

                                                  /s/ Joan W. Schwartz
                                                  -----------------------------
                                                  JOAN W. SCHWARTZ
                                                  ASSOCIATE GENERAL COUNSEL AND
                                                  ASSISTANT SECRETARY

DATE: APRIL 22, 2003